Exhibit 99.2

Supplemental Operating and Financial Data September 30, 2016 (Unaudited) Porter Place, Tinley Park, IL

Table of Contents Execution of Growth Strategy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Portfolio Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Real Estate Activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7-11 Portfolio Metrics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Portfolio Diversification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13-15 Portfolio Diversification – Top Ten Operator Profiles . . . . . . . . . . . . . 16 Portfolio Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 Enterprise Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 Debt Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 Financial Data Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20-21 Income Statement Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 Funds from Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24-25 Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26-28 Forward-Looking Statements & Non-GAAP . . . . . . . . . . . . . . . . . . . . . 29 Page 2 Village at Athens Athens, GA Porter Place Tinley Park, IL

Leadership Page 3 Wendy Simpson Chairman Boyd Hendrickson Lead Independent Director James Pieczynski Nominating & Corporate Governance Committee Chairman Devra Shapiro Audit Committee Chairman Timothy Triche, MD Compensation Committee Chairman Board of Directors Wendy Simpson Chairman, Chief Executive Officer and President Pam Kessler Executive Vice President, CFO and Secretary Clint Malin Executive Vice President and Chief Investment Officer Brent Chappell Senior Vice President, Investment and Portfolio Management Cece Chikhale Senior Vice President, Controller and Treasurer Peter Lyew Vice President and Director of Taxes Doug Korey Senior Vice President of Business Development

Analyst Coverage

BMO Capital Markets Corp .... John Kim
Canaccord Genuity .... Paul Morgan
Cantor Fitzgerald .... Joseph France
Crowell, Weedon, & Co .... Doug Christopher
J.J. B. Hilliard, W.L. Lyons, Inc .... John Roberts
JMP Securities, LLC .... Peter Martin

KeyBanc Capital Markets, Inc .... Jordan Sadler
Mitsubishi – MUFG .... Karin Ford
Mizuho Securities USA Inc .... Rich Anderson
RBC Capital Markets Corporation .... Mike Carroll
Stifel, Nicolaus & Company, Inc .... Chad Vanacore
Wells Fargo Securities, LLC .... Todd Stender

Any opinions, estimates, or forecasts regarding LTC's performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management.


Rendering: Grace Point Place
Oak Lawn, IL

Page 4

Execution of Growth Strategy Page 55 $1.2 Billion in Total Investments Underwritten Millions Oxford Grand $9 $68 $44 $12 $112 $94 $109 $245 $185 $25 $414 $126 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2010 2011 2012 2013 2014 2015 YTD 2016 Development/Expansions/Renovations Total Investment $39

Page 6 Gross Real Property $1.3B Loans Receivable $0.2B Village at Athens Watkinsville, GA Surrey Place Bradenton, FL Includes contractual rental income and interest income from mortgage loans and excludes rental income from properties sold and interest income from loans that paid off during the twelve months ended September 30, 2016. Includes three development projects consisting of a 66-unit memory care community, a 108-unit independent living community and a 143-bed skilled nursing center. Includes one behavioral health care hospital and four parcels of land. Portfolio Overview (dollar amounts in thousands) 84.5% 15.5% Type of Property Gross Investments Skilled Nursing 97 $ 757,490 49.5% $ 59,988 $ 25,349 55.3% Assisted Living 111 694,833 45.5% 61,091 1,178 40.3% Range of Care 7 43,907 2.9% 5,874 - 3.8% Under Development (2) - 21,511 1.4% - - - Other (3) 1 11,425 0.7% 805 93 0.6% Total 216 $ 1,529,166 100.0% $ 127,758 $ 26,620 100.0% Trailing Twelve Months Ended September 30, 2016 # of Properties % of Investments Rental Income (1) Interest Income (1) % of Revenues

Real Estate Activities – Acquisitions & Loan Originations

(dollar amounts in thousands)

Acquisitions

Date		# of Properties	Property Type	# Beds/Units	Location	Operator	Date of Construction	Initial Cash Yield	Purchase Price	Additional Commitment [1]
2015	2/6	1	UDP[2]	56 units	Corpus Christi, TX	Thrive Senior Living	2015-2016	8.75%	$ 7,195	$ 5,329
	2/19	1	SNF	106 beds	Slinger, WI	Fundamental	2014	10.30%	13,946	-
	2/20	1	UDP[2]	89 units	Murrells Inlet, SC	Thrive Senior Living	2015-2016	8.75%	2,490	14,045
	5/26	1	UDP[2]	66 units	Tinley Park, IL	Anthem Memory Care	2015-2016	9.25%	702	11,185
	5/29	1	UDP[2]	108 units	Wichita, KS	Oxford Senior Living	2015-2016	7.43%	624	13,876
	8/17	10	ALF	891 units	WI and IL	Senior Lifestyle	1991-2009	6.50%	142,000	500
	9/23	1	UDP[2]	66 units	Murrieta, CA	Anthem Memory Care	2015-2016	9.00%	2,022	10,584
	9/30	1	MC	60 units	Jacksonville, FL	Clarity Pointe	2015	8.00%	14,250	-
	10/19	1	UDP[2]	66 units	Glenview, IL	Anthem Memory Care	2015-2017	9.00%	2,800	11,969
	10/28	1	OTH	118 beds	Las Vegas, NV	Fundamental	1990/1994	8.50%	9,250	3,000
	11/30	2	SNF	254 beds	Fort Worth & Weatherford, TX	Senior Care Centers	1998/1996	8.25%	23,000	500
		21		1,402 units/478 beds					$ 218,279	$ 70,988
2016	2/1	1	SNF	126 beds	Mansfield, TX	Fundamental	2015	8.50%	$ 16,000	$ -
	4/21	1	MC	60 units	Louisville, KY	Clarity Pointe	2016	8.00%	14,250	-
	4/29	2	MC	120 units	Wichita & Overland Park, KS	Anthem Memory Care	2011/2013	8.00%	25,000	750
	6/14	1	ALF/MC	70 units	Athens, GA	Thrive Senior Living	2016	8.00%	14,300	-
	9/30	1	UDP[2][3]	143 beds	Union, KY	Carespring	2016-2018	8.50%	5,425	18,900
	10/28	1	UDP[2]	66 units	Oak Lawn, IL	Anthem Memory Care	2016-2018	9.00%	1,591	12,878
		7		316 units/269 beds					$ 76,566	$ 32,528

(1) Commitments may include capital improvement or development allowances for approved projects but excludes incentive payments and contingent payments. For a comprehensive list of our commitments, see our Quarterly Report on Form 10-Q.
(2) See page 8 for development activities.
(3) Represents purchase of land and initial improvements.

Loan Originations

Date		# of Properties	Property Type	# Beds/ Units	Location	Operator	Origination	Funded to Date	2016 YTD Revenue [1]	Stated Interest Rate
2015	1/30	1	SNF	157 beds	Grand Blanc, MI	Prestige Healthcare	$ 15,000 [2]	$ 9,872	$ 864	9.4%
	6/29	15	SNF	2,058 beds	Various cities in MI	Prestige Healthcare	40,000	40,000	3,701	9.4%
	10/30	2	SNF	273 beds	Farmington & Howell, MI	Prestige Healthcare	20,000	15,257	1,253	9.4%
		18		2,488 beds			$ 75,000	$ 65,129	$ 5,818	
2016	4/29	2	SNF	216 beds	East Lansing, MI	Prestige Healthcare	$ 12,250 [3]	$ 7,750	$ 312	9.4%
	8/31	2	SNF	146 beds	Albany & Florence, OR	Regency Pacific	1,400 [4]	1,200	16	15.0%
		4		362 beds			$ 13,650	$ 8,950	$ 328	

(1) Represents year-to-date mortgage GAAP interest income.
(2) Initially, we originated $11,000 which includes a $1,500 construction loan. In 2Q16, we increased the construction loan amount to $5,500. See page 9 for funding activities.
(3) Represents the origination of a 4-year mortgage loan for $12,250, funding $7,750 at closing with the remaining commitment of $4,500 available for approved capital improvement projects. Additionally, we committed $8,000 to be funded upon the properties achieving certain predetermined coverage thresholds.
(4) Represents a mezzanine loan secured by a second mortgage on two skilled nursing centers in Oregon.

Page 7

Real Estate Activities – De Novo Development (dollar amounts in thousands) Page 8 Includes purchase of land and initial improvement funding, if applicable, and development commitment. Remaining Commitment is calculated as follows: “Investment Commitment” less “Total Project Basis” plus “Total Capitalized Interest/Other”. Harvester Place Burr Ridge, IL Rendering: Boonespring of Boone County Union, KY Rendering: Boonespring of Boone County Union, KY # of Projects Property Type # Beds/ Units 4Q16 2015 Wichita, KS 1 ILF 7.43% 108 units 14,500 $ 3,464 $ 250 $ 11,446 $ 3,304 $ 4Q17 2015 Glenview, IL 1 MC 9.00% 66 units 14,769 176 186 4,577 10,378 2Q18 2016 Oak Lawn, IL 1 MC 9.00% 66 units 14,469 - - 1,591 12,878 4Q18 2016 Union, KY 1 SNF 8.50% 143 beds 24,325 5,488 - 5,488 18,837 Total 4 8.49% 240 units/143beds 68,063 $ 9,128 $ 436 $ 23,102 $ 45,397 $ Remaining Commitment (2) Total Project Basis Total Capitalized Interest/Other Estimated Rent/Interest Inception Date Commitment Year Location Approximate Initial Cash Yield Investment Commitment (1) 3Q16 Funding

Real Estate Activities – Expansions & Renovations

(dollar amounts in thousands)

Owned

Estimated Rent/Interest Inception Date	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Initial Cash Yield	Investment Commitment	3Q16 Funding	Total Funded to Date	Remaining Commitment
- [1]	2015	Expansion	Mesa, AZ	1	SNF	9.00%	$ 5,000 [1]	$ 639	$ 4,672	$ 328
- [2]	2015	Renovation	Las Vegas, NV	1	OTH	8.50%	3,000 [2]	-	-	3,000
			Total	2			$ 8,000	$ 639	$ 4,672	$ 3,328

Loaned

Estimated Rent/Interest Inception Date	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Initial Cash Yield	Investment Commitment	3Q16 Funding	Total Funded to Date	Remaining Commitment
- [3]	2013	Renovation	Various cities in MI	15	SNF	9.41%	$ 12,000	$ 275	$ 12,000	$ -
- [3]	2015	Expansion	Richmond, MI	1	SNF	9.41%	10,000	1,213	2,666	7,334
- [3]	2015	Expansion	Rochester Hills, MI	1	SNF	9.41%	10,000	173	470	9,530
- [4]	2015	Renovation	Farmington & Howell, MI	2	SNF	9.41%	5,000	257	257	4,743
- [4]	2016	Expansion	Grand Blanc, MI	1	SNF	9.41%	5,500 [5]	66	372	5,128
- [4]	2016	Renovation	East Lansing, MI	2	SNF	9.41%	4,500	-	-	4,500
			Total	22			$ 47,000	$ 1,984	$ 15,765	$ 31,235

(1) Rent increases upon each funding.
(2) Rent increases at each six month anniversary on amounts funded during that period.
(3) Commitments are part of the total loan commitment secured by 15 properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each funding.
(4) Interest payment increases upon each funding.
(5) Increased investment from $1,500 to $5,500 during 2Q16.


Medilodge of Richmond Expansion Rendering
Richmond, MI

Page 9

Real Estate Activities – Lease-Up

(dollar amounts in thousands)

Lease-Up

Date Opened [1]	Occupancy at 9/30/16	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Initial Cash Yield	# Beds/Units	Total Commitment
Feb-15	86%	2013	Development	Westminster, CO	1	MC	9.25%	60 units	$ 10,703
Sep-15	47%	2015	Acquisition [2]	Jacksonville, FL	1	MC	8.00%	60 units	14,250
Feb-16	23%	2014	Development	Burr Ridge, IL	1	MC	9.30%	66 units	12,248
Apr-16	50%	2016	Acquisition [2]	Louisville, KY	1	MC	8.00%	60 units	14,250
May-16	23%	2015	Development	Corpus Christi, TX	1	MC	8.75%	56 units	12,524
May-16	44%	2016	Acquisition [2]	Athens, GA	1	ALF/MC	8.00%	70 units	14,300
Jul-16	5%	2015	Development	Tinley Park, IL	1	MC	9.25%	66 units	11,887
Aug-16	3%	2015	Development	Murrieta, CA	1	MC	9.00%	66 units	12,606
Sep-16	N/A [3]	2015	Development	Murrells Inlet, SC	1	ALF/MC	8.75%	89 units	16,535
					9			593 units	$ 119,303

(1) Represents date of Certificate of Occupancy.
(2) Property was newly constructed and purchased following issuance of final certificate of occupancy and licensure.
(3) Licensure pending approval.

Lease-Up History

Property	Location	Property Type	Project Type	# Beds/Units	Date Opened	Date Stabilized	# of months to Stabilized Occupancy
Hillside Heights Rehabilitation Suites	Amarillo, TX	SNF	Redevelopment	120 beds	Jul 2013	Aug 2013	1
Highline Place	Littleton, CO	MC	Development	60 units	Jul 2013	Sep 2013	2
The Oxford Grand	Wichita, KS	ALF/MC	Development	77 units	Oct 2013	Sep 2014	11
Willowbrook Place	Littleton, CO	MC	Development	60 units	Aug 2014	Dec 2015	16
Mustang Creek Estates	Frisco, TX	ALF/MC	Development	80 units	Oct 2014	Dec 2015	14
Chelsea Place	Aurora, CO	MC	Development	48 units	Dec 2014	Mar 2016	15
Pavilion at Glacier Valley	Slinger, WI	SNF	Redevelopment	106 beds	Feb 2014	Feb 2016	24
Coldspring Transitional Care Center	Cold Spring, KY	SNF	Development	143 beds	Nov 2014	Jun 2016	19

Page 10

Real Estate Activities – Joint Ventures (dollar amounts in thousands) Page 11 Currently, 5% is paid in cash and 10% is deferred. Represents a mezzanine loan which is recorded as a joint venture for accounting purposes. Interest is deferred for a period ending on the earlier of February 1, 2017 or the effective date of the certificate of occupancy. Rendering: Canterfield of Ocala Ocala, FL # of Projects Property Type 2015 Various cities in AZ 4 ALF/MC/ILF 15.00% (1) 585 units 25,650 $ 20,623 $ 5,027 $ 2015 Ocala, FL 1 UDP 15.00% (2) 99 units 2,900 2,900 - 684 units 28,550 $ 23,523 $ 5,027 $ Investment to Date Remaining Investment Commitment Commitment Year Location Return Investment Commitment # Beds/ Units

Portfolio Metrics Page 12 Same Property Portfolio Statistics (1) Stabilized Property Portfolio TTM Ended June 30, 2016 The Oxford Grand Wichita, KS 31.2% 16.7% 52.1% Medicaid Medicare Private Pay Total Portfolio Payor Source 47.3% 25.7% 27.0% Medicaid Medicare Private Pay SNF Portfolio Payor Source Owned Properties 2Q16 1Q16 2Q16 1Q16 2Q16 1Q16 Assisted Living 85.3% 86.0% 1.54 1.57 1.32 1.35 Skilled Nursing 78.8% 79.1% 2.04 2.10 1.48 1.52 Range of Care 85.0% 85.3% 1.70 1.67 1.25 1.22 (1) Information is for the trailing twelve months through June 30, 2016 and March 31, 2016 and is from property level operator financial statements which are unaudited and have not been independently verified by us. Occupancy Normalized EBITDAR Coverage Normalized EBITDARM Coverage

Page 13 Skilled Nursing (97) Assisted Living (111) Other * (1) Range of Care (7) Under Development (3) Land (4) CA WA ME NV WY MI IL AR LA WV ND NY OR AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO KY 5 29 1 1 2 3 5 1 2 3 2 2 2 3 1 6 22 3 5 4 7 11 4 7 2 6 1 4 2 13 7 4 1 1 1 1 1 1 2 1 1 20 3 1 1 1 3 9 1 1 1 1 1 216 Properties 3 Development Projects 4 Land Parcels 30 States 32 Operators Portfolio Diversification – Geography (as of September 30, 2016) * Behavioral health care hospital

Page 14 Approximately 66% of our properties are in the Top 100 MSAs Gross Portfolio by MSA (3) Portfolio Diversification – Geography (as of September 30, 2016, dollar amounts in thousands) Due to master leases with properties in multiple states, revenue by state is not available. Includes one behavioral health care hospital and four parcels of land. The MSA rank by population as of July 1, 2015, as estimated by the United States Census Bureau. 48.1% 18.1% 20.2% 8.9% 4.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% MSAs 1-31 MSAs 32-100 MSAs < 100 Cities in Micro-SA Cities not in MSA or Micro-SA Population 20.2M – 2.1M MSAs 1 - 31 Population 2.1M – 0.5M MSAs 32 - 100 Population 0.5M – 55K MSAs > 100 Population 218K – 14K Cities in a Micro-SA Population less than 100K Cities not in MSA State (1) # of Props SNF % ALF % ROC % UDP % OTH (2) % % Texas 52 221,581 $ 29.3% 55,911 $ 8.0% 2,994 $ 6.8% - $ - - $ - 280,486 $ 18.3% Michigan 20 213,071 28.1% - - - - - - 943 8.3% 214,014 14.0% Wisconsin 10 13,946 1.8% 112,044 16.2% - - - - - - 125,990 8.3% Colorado 16 6,038 0.8% 106,879 15.4% 2,007 4.6% - - - - 114,924 7.5% Ohio 13 54,000 7.1% 45,133 6.5% - - - - - - 99,133 6.5% Florida 12 35,362 4.7% 39,247 5.6% - - - - - - 74,609 4.9% Kansas 10 14,112 1.9% 42,521 6.1% - - 11,446 53.2% - - 68,079 4.5% New Jersey 4 - - 61,918 8.9% - - - - - - 61,918 4.0% California 5 22,130 2.9% 39,764 5.7% - - - - - - 61,894 4.0% Illinois 3 - - 54,832 7.9% - - 4,577 21.3% - - 59,409 3.9% All Others 71 177,250 23.4% 136,584 19.7% 38,906 88.6% 5,488 25.5% 10,482 91.7% 368,710 24.1% Total 216 757,490 $ 100.0% 694,833 $ 100.0% 43,907 $ 100.0% 21,511 $ 100.0% 11,425 $ 100.0% 1,529,166 $ 100.0% Gross Investment

Annual Income by Operator Page 15 Includes annualized GAAP rent for leased properties and interest income from mortgage loans excluding rental income from properties sold and interest income from loans that paid off during the twelve months ended September 30, 2016. Portfolio Diversification – Operators (as of September 30, 2016, dollar amounts in thousands) Prestige Healthcare 15.7% Senior Lifestyle 12.0% Brookdale 9.7% Senior Care 9.7% Preferred Care 7.2% Anthem 6.5% Fundamental 5.1% Carespring 4.7% Genesis 4.7% Traditions Sr Mgmt 4.4% All Others 20.3% Operators Annual Income (1) % Gross Investment % Prestige Healthcare 22 25,539 $ 15.7% 226,203 $ 14.8% Senior Lifestyle Corporation 27 19,509 12.0% 201,227 13.2% Brookdale Senior Living 37 15,801 9.7% 126,991 8.3% Senior Care Centers 11 15,756 9.7% 138,109 9.0% Preferred Care 30 11,702 7.2% 90,532 5.9% Anthem Memory Care 9 10,719 6.5% 106,637 7.0% Fundamental 7 8,306 5.1% 74,652 4.9% Carespring Health Care Management 3 7,635 4.7% 83,034 5.4% Genesis Healthcare 8 7,614 4.7% 54,864 3.6% Traditions Senior Management 5 7,149 4.4% 64,610 4.2% All Others 57 33,201 20.3% 362,307 23.7% 216 162,931 $ 100.0% 1,529,166 $ 100.0% # of Properties

Privately Held Privately Held Privately Held NYSE: GEN Privately Held SNF/MC Hospitals & Other Rehab Exclusively MC SNF/ALF/ILF Transitional Care SNF/ALF Senior Living SNF/ALF/ILF 79 Properties 10 Properties 11 Properties More than 500 Properties 24 Properties 9 States 4 States 2 States 34 States 5 States Portfolio Diversification - Top Ten Operator Profiles (as of September 30, 2016) Page 16 Privately Held Privately Held NYSE: BKD Privately Held Privately Held SNF/ALF/ILF Other Rehab ALF/ILF/MC/SNF Short Term Stays ALF/ILF/MC Continuing Care SNF/ALF/ILF/MC Transitional Care & Rehab SNF/ALF/ILF Specialty Care 68 Properties 179 Properties Approx 1,114 Properties 108 Properties 111 Properties 7 States 28 States 47 States 2 States 12 States

Page 17 (As a % of Total Annual Income)(1) Portfolio Maturity (as of September 30, 2016, dollar amounts in thousands) Includes annualized GAAP rent for leased properties and interest income from mortgage loans excluding rental income from properties sold and interest income from loans that paid off during the twelve months ended September 30, 2016. 0.0% 0.2% 5.8% 1.0% 8.5% 11.4% 0.5% 1.5% 54.8% 0.3% 0.4% 0.5% 0.2% 0.2% 0.0% 0.0% 0.0% 14.7% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2016 2017 2018 2019 2020 2021 2022 2023 Thereafter Leases Loans % of Total % of Total Annual Income (1) % of Total 2016 - $ - 443 $ 1.7% 443 $ 0.3% 2017 359 0.3% 621 2.3% 980 0.6% 2018 9,417 6.9% 873 3.3% 10,290 6.3% 2019 1,571 1.1% 379 1.4% 1,950 1.2% 2020 13,826 10.1% 312 1.2% 14,138 8.7% 2021 18,562 13.6% - - 18,562 11.4% 2022 771 0.6% - - 771 0.5% 2023 2,539 1.9% - - 2,539 1.5% 89,266 65.5% 23,992 90.1% 113,258 69.5% Total 136,311 $ 100.0% 26,620 $ 100.0% 162,931 $ 100.0% Year Rental Income (1) Interest Income (1) Thereafter

Enterprise Value (amounts in thousands, except per share amounts and number of shares) Page 18 Capitalization Total Debt Common Stock Total commitment under our unsecured revolving line of credit is $600,000 which matures in October 2018, with a one-year extension option. Represents outstanding balance of $513,300, net of debt issue costs of $1,038. Rate includes amortization of debt issue cost. Closing price of our common stock as reported by the NYSE on September 30, 2016. See page 21 for reconciliation of annualized normalized EBITDA. Chisholm Place Wichita, KS 77.6% 22.4% Capitalization Bank borrowings - weighted average rate 2.2% (1) 77,000 $ Senior unsecured notes -weighted average rate 4.5% (2) 512,262 Total debt - weighted average rate 4.2% 589,262 22.4% 9/30/16 No. of shares Common stock 39,221,681 51.99 $ (3) 2,039,135 77.6% 2,628,397 $ 100% Less: Cash and cash equivalents (3,613) 2,624,784 $ Debt to Enterprise Value 22.4% Debt to Annualized Normalized EBITDA (4) 3.9x Enterprise Value At September 30, 2016 Debt Equity Closing Price Total Market Value

Debt Maturity (as of September 30, 2016, dollar amounts in thousands) Page 19 Debt Structure Unsecured Line Senior Unsecured Notes Total commitment under our unsecured revolving line of credit is $600,000 which matures in October 2018, with a one-year extension option. Reflects scheduled principal payments. Excludes debt issue costs which are included in the senior unsecured notes balance shown on page 18. $0 $0 $77,000 $0 $0 $0 $0 $0 $10,000 $31,167 $38,167 $33,666 $40,160 $40,160 $41,160 $278,820 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2016 2017 2018 2019 2020 2021 2022 Thereafter Unsecured Line Senior Unsecured Notes 87.0% 13.0% $ - $ 10,000 $ 10,000 1.7% - 31,167 31,167 5.3% 77,000 38,167 115,167 19.5% - 33,666 33,666 5.7% - 40,160 40,160 6.8% - 40,160 40,160 6.8% - 41,160 41,160 7.0% - 278,820 278,820 47.2% $ 77,000 $ 513,300 $ 590,300 (3) 100.0% 2022 Thereafter Total 2016 2017 2018 2019 2020 2021 Year Unsecured Line of Credit (1) Senior Unsecured Notes (2) Total % of Total

Financial Data Summary (dollar amounts in thousands) Page 20 Represents outstanding balance of gross bank borrowings and senior unsecured notes, net of debt issue costs. Balance Sheet, Leverage Ratios and Coverage Ratios 3Q16 4Q15 4Q14 4Q13 Balance Sheet Gross real estate assets $1,529,166 $1,418,405 $1,117,167 $1,104,732 Net real estate assets 1,260,225 1,164,950 892,179 884,361 Gross asset value 1,642,327 1,528,879 1,189,758 1,150,676 Total debt (1) 589,262 571,872 280,584 277,730 Total liabilities 649,382 616,222 304,649 297,867 Preferred stock - - 38,500 38,500 Total equity 730,743 659,202 660,121 632,438 Leverage Ratios Debt to gross asset value 35.9% 37.4% 23.6% 24.1% Debt & preferred stock to gross asset value 35.9% 37.4% 26.8% 27.5% Debt to total enterprise value 22.4% 26.2% 15.4% 18.0% Debt & preferred stock to total enterprise value 22.4% 26.2% 17.5% 20.5% Coverage Ratios Debt to annualized normalized EBITDA 3.9x 4.3x 2.3x 2.9x Annualized normalized EBITDA / interest incurred 5.4x 5.7x 7.6x 7.9x Annualized normalized EBITDA / fixed charges 5.4x 5.7x 6.3x 6.2x

Financial Data Summary
(dollar amounts in thousands)

Reconciliation of Annualized Normalized EBITDA and Fixed Charges

	Annualized			
	3Q16	4Q15	4Q14	4Q13
Net income	$ 89,644	$ 76,808	$ 84,000	$ 58,600
Less: Gain on sale of real estate, net	(1,780) [1]	(586) [2]	(3,819) [1]	-
Add: Impairment on real estate for sale	-	2,250 [2]	-	-
Add: Interest expense	27,344	22,324	14,732	11,408
Add: Depreciation and amortization	36,620	33,240	26,376	24,948
Adjusted EBITDA	151,828	134,036	121,289	94,956
Add back/(deduct):				
Non-recurring one-time items	-	-	-	1,980 [3]
Normalized EBITDA	$ 151,828	$ 134,036	$ 121,289	$ 96,936
Interest expense:	$ 27,344	$ 22,324	$ 14,732	$ 11,408
Add: Capitalized interest	1,004	1,384	1,160	856
Interest incurred	28,348	23,708	15,892	12,264
Interest incurred	28,348	23,708	15,892	12,264
Preferred stock dividend	-	-	3,276	3,276
Fixed Charges	$ 28,348	$ 23,708	$ 19,168	$ 15,540

(1) Gain on sale of real estate was not annualized.

(2) In 1Q16, we sold a 48-unit assisted living community and recorded an impairment charge of $2,250 to write the property down to the sale price. Gain on sale of real estate and impairment on real estate for sale were not annualized.

(3) Represents a $1,244 provision for loan loss reserve on a $124,387 mortgage loan origination, and an $869 non-cash write-off of straight-line rent offset by revenue from the Sunwest bankruptcy settlement distribution of $133. Non-recurring one-time items were not annualized.

Non-Cash Revenue Components

	3Q16	4Q16 [1]	1Q17 [1]	2Q17 [1]	3Q17 [1]
Straight-line rent	$ 2,747	$ 3,045	$ 2,094	$ 2,161	$ 1,689
Amort of lease inducement	(469)	(477)	(477)	(477)	(477)
Effective Interest	1,352	1,384	1,377	1,380	1,371
Net	$ 3,630	$ 3,952	$ 2,994	$ 3,064	$ 2,583

(1) For leases and loans in place at September 30, 2016, assuming no renewals, modification or replacement, and no new investments are added to our portfolio.

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Income Statement Data (amounts in thousands, except per share amounts) Page 22 Village at Oso Bay Corpus Christi, TX 2016 2015 2016 2015 Revenues Rental income 33,753 $ 28,531 $ 98,705 $ 82,325 $ Interest income from mortgage loans 6,958 6,117 20,347 15,777 Interest and other income 131 295 390 708 Total revenues 40,842 34,943 119,442 98,810 Expenses Interest expense 6,836 4,296 19,586 11,916 Depreciation and amortization 9,155 7,365 26,623 21,121 Provision for doubtful accounts 43 31 245 463 Transaction costs 2 570 96 632 General and administrative expenses 4,464 3,708 12,864 11,094 Total expenses 20,500 15,970 59,414 45,226 Operating Income 20,342 18,973 60,028 53,584 Income from unconsolidated joint ventures 289 674 839 1,543 Gain on sale of real estate, net 1,780 - 3,582 - Net Income 22,411 19,647 64,449 55,127 Income allocated to participating securities (90) (121) (296) (370) Income allocated to preferred stockholders - (818) - (2,454) Net income available to common stockholders 22,321 $ 18,708 $ 64,153 $ 52,303 $ Earnings per common share: Basic $0.57 $0.53 $1.68 $1.48 Diluted $0.57 $0.52 $1.67 $1.47 Weighted average shares used to calculate earnings per common share: Basic 39,057 35,341 38,161 35,306 Diluted 39,335 37,352 38,455 37,319 Dividends declared and paid per common share $0.54 $0.51 $1.62 $1.53 (unaudited) (unaudited) Three Months Ended Nine Months Ended September 30, September 30,

Consolidated Balance Sheets (amounts in thousands, except per share amounts) Page 23 (unaudited) (audited) (unaudited) (audited) ASSETS Investments: LIABILITIES Land 114,630 $ 106,841 $ Buildings and improvements 1,177,829 1,091,845 Bank borrowings 77,000 $ 120,500 $ Accumulated depreciation and amortization (266,581) (251,265) Senior unsecured notes, net of debt issue Real property investments, net 1,025,878 947,421 costs: 2016 - $1,038; 2015 - $1,095 512,262 451,372 Mortgage loans receivable, net of loan loss Accrued interest 3,616 3,974 reserves: 2016 - $2,360; 2015 - $2,190 234,347 217,529 Accrued incentives and earn-outs 12,514 12,722 Real estate investments, net 1,260,225 1,164,950 Accrued expenses and other liabilities 27,363 27,654 Investments in unconsolidated joint ventures 23,932 24,042 Total liabilities 632,755 616,222 Investments, net 1,284,157 1,188,992 EQUITY Other assets: Cash and cash equivalents 3,613 12,942 Stockholders' equity: Debt issue costs related to bank borrowings 2,112 2,865 Common stock (1) 392 375 Interest receivable 8,434 4,536 Capital in excess of par value 837,889 758,676 Straight-line rent receivable, net of allowance for Cumulative net income 992,777 928,328 doubtful accounts: 2016 - $907; 2015 - $833 50,092 42,685 Accumulated other comprehensive income 8 47 Prepaid expenses and other assets 20,779 21,443 Cumulative distributions (1,090,435) (1,028,224) Notes receivable 4,199 1,961 Total equity 740,631 659,202 Total assets 1,373,386 $ 1,275,424 $ Total liabilities and equity 1,373,386 $ 1,275,424 $ (1) Common stock $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2016 - 39,222; 2015 - 37,548 September 30, 2016 September 30, 2016 December 31, 2015 December 31, 2015

Funds from Operations
(unaudited, amounts in thousands, except per share amounts)

Reconciliation of FFO, AFFO, and FAD

	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015
GAAP net income available to common stockholders	$ 22,321	$ 18,708	$ 64,153	$ 52,303
Add: Depreciation and amortization	9,155	7,365	26,623	21,121
Less: Gain on sale of real estate, net	(1,780)	-	(3,582)	-
NAREIT FFO attributable to common stockholders	29,696	26,073	87,194	73,424
Add: Non-recurring one-time items	-	537 (1)	-	937 (2)
Normalized FFO attributable to common stockholders	29,696	26,610	87,194	74,361
Less: Non-cash rental income	(2,278)	(2,179)	(6,755)	(5,897)
Less: Effective interest income from mortgage loans	(1,352)	(1,195)	(3,907)	(2,680)
Less: Deferred income from unconsolidated joint ventures	-	(421)	-	(1,000)
Normalized adjusted FFO (AFFO)	26,066	22,815	76,532	64,784
Add: Non-cash compensation charges	1,130	1,012	3,149	3,093
Add: Non-cash interest related to earn-out liabilities	223	96	538	205
Less: Capitalized interest	(251)	(184)	(1,193)	(481)
Normalized funds available for distribution (FAD)	$ 27,168	$ 23,739	$ 79,026	$ 67,601
NAREIT Diluted FFO attributable to common stockholders per share	$0.76	$0.72	$2.28	$2.03

(1) Represents acquisition costs related to the 10-property senior housing portfolio acquired during the quarter.
(2) Represents a $400 provision for loan loss reserve related to additional loan proceeds funded under an existing mortgage loan and item (1) above.

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Funds from Operations

(unaudited, amounts in thousands, except per share amounts)

Reconciliation of FFO Per Share

For the three months ended September 30,	FFO 2016	FFO 2015	AFFO 2016	AFFO 2015	FAD 2016	FAD 2015
Normalized FFO/AFFO/FAD attributable to common stockholders	$ 29,696	$ 26,610	$ 26,066	$ 22,815	$ 27,168	$ 23,739
Effect of dilutive securities:						
Participating securities	90	121	90	121	90	121
Series C cumulative preferred	-	818	-	818	-	818
Diluted normalized FFO/AFFO/FAD assuming conversion	$ 29,786	$ 27,549	$ 26,156	$ 23,754	$ 27,258	$ 24,678
Shares for basic FFO/AFFO/FAD per share	39,057	35,341	39,057	35,341	39,057	35,341
Effect of dilutive securities:						
Stock options	13	11	13	11	13	11
Performance based stock units (MSU)	108	-	108	-	108	-
Participating securities	157	229	157	229	157	229
Series C cumulative preferred	-	2,000	-	2,000	-	2,000
Shares for diluted normalized FFO/AFFO/FAD per share	39,335	37,581	39,335	37,581	39,335	37,581

For the nine months ended September 30,	FFO 2016	FFO 2015	AFFO 2016	AFFO 2015	FAD 2016	FAD 2015
Normalized FFO/AFFO/FAD attributable to common stockholders	$ 87,194	$ 74,361	$ 76,532	$ 64,784	$ 79,026	$ 67,601
Effect of dilutive securities:						
Participating securities	296	370	296	370	296	370
Series C cumulative preferred	-	2,454	-	2,454	-	2,454
Diluted normalized FFO/AFFO/FAD assuming conversion	$ 87,490	$ 77,185	$ 76,828	$ 67,608	$ 79,322	$ 70,425
Shares for basic FFO/AFFO/FAD per share	38,161	35,306	38,161	35,306	38,161	35,306
Effect of dilutive securities:						
Stock options	13	13	13	13	13	13
Performance based stock units (MSU)	108	-	108	-	108	-
Participating securities	173	239	173	239	173	239
Series C cumulative preferred	-	2,000	-	2,000	-	2,000
Shares for diluted normalized FFO/AFFO/FAD per share	38,455	37,558	38,455	37,558	38,455	37,558

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Glossary

Adjusted Funds From Operations ("AFFO"): FFO excluding the effects of straight-line rent, amortization of lease inducement, effective interest income and deferred income from unconsolidated joint ventures.

Assisted Living Properties ("ALF"): The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care) Assisted living properties are seniors housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs.

Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year.

EBITDA: Earnings before interest, taxes, depreciation and amortization.

Funds Available for Distribution ("FAD"): AFFO excluding the effects of non-cash compensation charges, capitalized interest and non-cash interest charges.

Funds From Operations ("FFO"): As defined by the National Association of Real Estate Investment Trusts ("NAREIT"), net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

GAAP Lease Yield: GAAP rent divided by the sum of the purchase price and transaction costs.

GAAP Rent: Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income.

Gross Asset Value: The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company's consolidated financial statements.

Gross Investment: Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value.

Independent Living Properties ("ILF"): Seniors housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or seniors apartments.

Interest Income: Represents interest income from mortgage loans.

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Glossary (cont.)

Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at seniors housing and long-term care properties. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time.

Memory Care Properties ("MC"): Seniors housing properties offering specialized options for seniors with Alzheimer's disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 24 hours a day to respond to the unique needs of their residents.

Metropolitan Statistical Areas ("MSA"): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population.

Micropolitan Statistical Areas ("Micro-SA"): Based on the U.S. Census Bureau, Micro-SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 (but less than 50,000) population.

Net Real Estate Assets: Gross real estate investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value ("NBV").

Non-cash Rental Income: Straight-line rental income and amortization of lease inducement.

Non-cash Compensation Charges: Vesting expense relating to stock options and restricted stock.

Normalized AFFO: AFFO adjusted for non-recurring, infrequent or unusual items.

Normalized EBITDAR Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator's contractual lease rent. Management fees are imputed at 5% of revenues.

Normalized EBITDARM Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator's contractual lease rent.

Normalized FAD: FAD adjusted for non-recurring, infrequent or unusual items.

Normalized FFO: FFO adjusted for non-recurring, infrequent or unusual items.

Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time.

Operator Financial Statements: Property level operator financial statements which are unaudited and have not been independently verified by us.

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Glossary (cont.)

Payor Source: LTC revenue by operator underlying payor source for the period presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us.

Private Pay: Private pay includes private insurance, HMO, VA, and other payors.

Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale).

Range of Care ("ROC"): Range of care properties consist of properties providing skilled nursing and any combination of assisted living, independent living and/or memory care services.

Rental Income: Represents GAAP rent net of amortized lease inducement cost.

Same Property Portfolio ("SPP"): Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC's leased property portfolio. Our SPP is comprised of stabilized properties owned and operated throughout the duration of the quarter-over-quarter comparison periods presented (excluding assets sold and assets held-for-sale). Accordingly, a leased property must be owned and stabilized for a minimum of 15 months if it is an acquired property, or 27 months if it is a development project, to be included in our SSP.

Skilled Nursing Properties ("SNF"): Seniors housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient's family, private health insurance, or through the federal Medicare or state Medicaid programs.

Stabilized: Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e.g. 80% for SNFs and 90% for ALFs) and, as applicable, 12 months from the date of acquisition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service.

Under Development Properties ("UDP"): Development projects to construct seniors housing properties.

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LTC Properties, Inc. Company Founded in 1992, LTC Properties, Inc. ("LTC") is a self-administered real estate investment trust that primarily invests in seniors housing and health care properties through facility lease transactions, mortgage loans, and other investments. Our primary objectives are to create, sustain and enhance stockholder equity value and provide current income for distribution to stockholders through real estate investments in seniors housing and health care properties managed by experienced operators. Our primary seniors housing and health care property types include skilled nursing centers (or SNF), assisted living communities (or ALF), independent living communities (or ILF), memory care communities (or MC), and combinations thereof. To meet these objectives, we attempt to invest in properties that provide opportunity for additional value and current returns to our stockholders and diversify our investment portfolio by geographic location, operator, property type and form of investment. For more information on LTC, visit the Company’s website at www.LTCreit.com. Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including adjusted EBITDA, normalized EBITDA, FFO, normalized FFO, normalized AFFO, normalized FAD, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 21, 24, and 25 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCreit.com. Page 29